SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2003

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    0-29030                   22-3475473
        ----------                    -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


                399 Route 23
             Franklin, New Jersey                              07416
             --------------------                              -----
     (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (973) 827-2914
                                                            -------------
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Item 5. Other events.
        -------------

     The Registrant issued a press release on January 23, 2003 announcing results for the year ended December 31, 2002 and issued a press release announcing the promotion of Sussex Bank executive officers.

Item 7. Exhibits.
        ---------
     The following exhibit is filed with this Current Report on Form 8-K.

     Exhibit No.                   Description
     -----------                   -----------
       99(a)                       Press release announcing results for the
                                   year ended December 31, 2002 and declaration of cash dividend.

       99(b) Press release announcing the promotion of Sussex Bank executive officers.


                                        2
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SUSSEX BANCORP
                                                    --------------
                                                     (Registrant)


Dated: January 24, 2003                              By: /s/ Candace A. Leatham
                                                         ----------------------
                                                     CANDACE A. LEATHAM
                                                     Chief Financial Officer


                                       3
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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.             Description                                  Page No.
-----------             -----------                                  --------

  99(a)                 Press release announcing results for the        5-6
                        year ended December 31, 2002 and declaration of cash dividend.

  99(b)                 Press release announcing the promotion            7
                        of Sussex Bank executive officers.

                                       4
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